EXHIBIT 99.1

                              SETTLEMENT AGREEMENT

     This agreement (this "Agreement"), effective as of June 21, 2002, is between (1) OnLine Power Supply, Inc. (the "Company"), a Nevada corporation with offices at 8100 South Akron St., Suite 308, Centennial, Colorado 80112, acting through its board of directors (Glenn M. Grunewald, Gary Fairhead, Ronald Mathewson and Thomas Glaza); (2) each such board member individually; (3) Kris Budinger, shareholder and former director and CEO; and (4) James F. Glaza and Jeannette Glaza, husband and wife (together referred as "Glaza"), and Falcon Financial Services, Inc. ("Falcon"), a Colorado corporation controlled by Glaza, all with the business address of 15435 Gleneagle Drive, Suite 210, Colorado Springs, Colorado 80921. Glaza, Glenn M. Grunewald, Gary Fairhead, Ronald Mathewson, Thomas Glaza, and Kris M. Budinger are the "Individual Parties."

     Glaza has filed a proxy statement with the Securities and Exchange Commission to solicit shareholders of the company to vote in favor of four Glaza nominees (the "Glaza Slate") to the board of directors. The Company has filed a motion for preliminary injunction, and permanent injunction, in the United States District Court for the District of Colorado, case number 02 D 0904 (CBS), referred to herein as the "Injunction Proceedings". The Company has filed a proxy statement with the SEC to solicit shareholders to vote in favor of four persons nominated by the board of directors (the "Company Slate").

     The parties realize that it is in their best interest and the best interest of the Company to resolve their differences as reflected in the proxy statement filed by Glaza, the Injunction Proceedings and the Company's proxy statement. Therefore, the parties agree as follows:

     1. Glaza and Falcon agree to immediately cease all of their efforts to elect the Glaza Slate to the board of directors of the Company. This shall include, but not be limited to (1) ceasing to use the Glaza Proxy Statement to solicit shareholder votes for the Glaza Slate; and
          (2) Glaza sending a `stop look and listen' letter to the Company shareholders (the "Letter"), including to those shareholders who have already appointed Glaza as proxy to vote their shares for the Glaza Slate. The Letter includes a form for shareholders who have already appointed Glaza as their proxy to sign and return to Glaza revoking that appointment.

     2. The Individual Parties further agree to vote all of the shares they own in favor of Glenn M. Grunewald, Gary Fairhead, Edward Sidor, Kenneth A. Cassady, and Gary A. Young (the "New Company Slate") for elections at the 2002, 2003, and 2004 Annual Meetings of shareholders. The numbers of shares owned by Glaza are 680,611 shares owned of record by James F. Glaza and 719,388 shares held of record by Jeannette Glaza. The Individual Parties will not directly or indirectly encourage anyone to vote against the New Company Slate, or for the election of anyone else to the board of directors of the Company at any meeting not called by the board of directors, or encourage anyone to call for any meeting of shareholders, through the 2004 annual meeting of shareholders, so long as the Company nominates the New Company Slate. Each Individual Party agrees not to transfer ownership of any of such Individual Party's shares of Company stock without first obtaining such transferee's agreement to comply with Paragraph 2 of this Agreement and providing the original copy of such agreement to the Company; provided, however, that sales to the public through Rule 144 promulgated under the Securities Act of 1933 shall be exempt from such restriction. The Individual Parties agree that any transfer that does not comply with the preceding sentence will be void and of no effect. The preceding two sentences shall remain in effect only through the 2004 Annual Meeting of shareholders of the Company.

Settlement Agreement--Page 1 of 5

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     3.   The Company, Glaza, Thomas L. Glaza, and Falcon shall submit a joint motion to dismiss the Injunctive Proceedings with prejudice upon Glaza's sending a letter of notification to the SEC that Glaza intends to abide by this Agreement and attaching a copy of this Agreement to the letter. Commencing with the signature of this Agreement, the Company will cease all of its efforts to conduct discovery or otherwise collect evidence in support of the Injunction Proceedings.

     4. The board of directors of the Company shall immediately notify the SEC that the Company will not use the Company's preliminary proxy statement, now on file with the SEC, to solicit shareholder votes for the Company Slate, and the Company will not use such preliminary proxy statement. The board of Directors immediately will nominate the New Company Slate (Glenn M. Grunewald, Gary Fairhead, Edward Sidor, Kenneth A. Cassady, and Gary A. Young) for the election to the board of directors at the 2002 annual meeting of shareholders, and the Company will file revised proxy statement materials with the SEC for the board of directors to solicit shareholder votes for the New Company Slate. The Company also will nominate and solicit votes for the New Company Slate for election at the 2003 and 2004 Annual Meetings of Shareholders. The board of directors will recommend to shareholders a vote in favor of all nominees on the New Company Slate. The Company will use its best efforts to file the revised proxy statement materials with the SEC as soon as possible.

     5.   Each of the parties agrees that if either Kenneth A. Cassady or Gary
          A. Young resigns, the other may appoint a successor to be part of the New Company Slate that the board of directors will nominate for election at the 2003 and 2004 Annual Meetings of Shareholders (if so modified, the "New Company Slate"); provided, that such a proposed successor must be acceptable to the majority of the remaining directors in their good faith determination of the qualification of such proposed successor to the Company's board of directors. Each of the parties agrees not to encourage or vote for the removal of any of the directors of the New Company Slate.

     6. Concurrently with the execution of this Agreement, the Company and the present directors of the Company agree that they will pass the resolution attached as Exhibit A to amend the bylaws of the Company to increase the size of the board to five and to nominate the New Company Slate. The present directors agree not to vote to change this resolution prior to the 2002 Annual Meeting of Shareholders.

     7. The parties to this Agreement will prepare a joint press release announcing this Agreement. After the press release is published, the parties agree to make no statement inconsistent with the content of the press release.

     8. The Company will provide Glaza the opportunity to review and suggest changes in the revised proxy statement materials prior to filings thereof. The parties acknowledge that the Company is ultimately responsible for all filings with the Securities and Exchange Commission and that the Company will have the final determination regarding the content of the proxy statement. Good faith difference of opinion about disclosures in the new proxy statement will not be deemed to be a violation of this Agreement. The Company also agrees, however, that no derogatory comments regarding Falcon and Glaza will be included in the new proxy materials. Glaza agrees to cooperate fully in furnishing information under his control as may be necessary for the Company to respond to questions from the SEC regarding the revised proxy statement materials.

Settlement Agreement--Page 2 of 5

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     9.   The Company shall reimburse Falcon and Glaza, within 20 days of receipt, for their receipted third-party expenses (which shall include Falcon's postage costs, for which a third-party receipt may not be available), not to exceed $80,000, incurred to the date of this Agreement with respect to the proxy statement and their legal expenses incurred in connection with the Injunction Proceedings to the date of this Agreement, and also their future costs. The parties agree to cooperate to keep future costs down, if possible; the parties agree that `future costs' shall be limited to the legal, mailing, and other costs required to prepare, file, and mail the Letter.

     10. In consideration of the promises outlined above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Glaza and Falcon, and Thomas L. Glaza, on behalf of themselves, their heirs, personal representatives, executors, administrators, attorneys, predecessors, successors, assigns, insurers, servants, agents, employers, employees, officers, directors, affiliated and associated persons, representatives and firms in any and every capacity do hereby mutually release, discharge, waive, forever abandon and agree to release the Company and all of its heirs, personal representatives, executors, administrators, attorneys, predecessors, successors, assigns, insurers, servants, agents, employers, employees, officers, directors (including but not limited to Glenn M. Grunewald, Gary Fairhead, Ronald Mathewson, Thomas Glaza, and former officer and director Kris M. Budinger), affiliated and associated persons, representatives and firms, in any and very capacity, from any and all liability, demands, damages, losses, expenses, loans, reimbursements, actions, rights and all causes of action of whatsoever kind and nature, including without limitation, claims and rights of contribution, by reason of any and all known and unknown, foreseen and unforeseen, damages, expenses, costs, losses, liabilities and claims, of any and all variety and the consequences thereof, which Glaza or Falcon may now or hereafter have against the Company relating to Falcon's proxy materials or the Injunctive Proceedings. The obligations of the parties set forth in this Agreement will not be effected by the terms of this release.

     11. In consideration of the promises outlined above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company on behalf of themselves, their heirs, personal representatives, executors, administrators, attorneys, predecessors, successors, assigns, insurers, servants, agents, employers, employees, officers, directors, affiliated and associated persons, representatives and firms in any and every capacity do hereby mutually release, discharge, waive, forever abandon and agree to release Glaza, Falcon, and Thomas L. Glaza, and all of its heirs, personal representatives, executors, administrators, attorneys, predecessors, successors, assigns, insurers, servants, agents, employers, employees, officers, directors, affiliated and associated persons, representatives and firms, in any and very capacity, from any and all liability, demands, damages, losses, expenses, loans, reimbursements, actions, rights and all causes of action of whatsoever kind and nature, including without limitation, claims and rights of contribution, by reason of any and all known and unknown, foreseen and unforeseen, damages, expenses, costs, losses, liabilities and claims, of any and all variety and the consequences thereof, which the Company may now or hereafter have against Glaza and Falcon relating to their proxy materials or the Injunctive Proceedings. The obligations of the parties set forth in this Agreement will not be affected by the terms of this release.

     12.  This Agreement may be signed in counterparts.

     13. If any suit or action arising out of or related to this Agreement is brought by any party, the prevailing party or parties shall be entitled to recover the costs and fees including without limitation reasonable attorney fees and other fees and costs incurred by such party or parties in such suit or action.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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ONLINE POWER SUPPLY, INC.


  /s/  Glenn M. Grunewald                     /s/  Glenn M. Grunewald
-------------------------------------       ------------------------------------
Glenn M. Grunewald, CEO and Director        Glenn M. Grunewald, Individually


  /s/  Gary Fairhead                          /s/  Gary Fairhead
-------------------------------------       ------------------------------------
Gary Fairhead, Director                     Gary Fairhead, Individually


  /s/  Ronald Mathewson                       /s/  Ronald Mathewson
-------------------------------------       ------------------------------------
Ronald Mathewson, Director                  Ronald Mathewson, Individually


  /s/  Thomas L. Glaza                        /s/  Thomas L. Glaza
-------------------------------------       ------------------------------------
Thomas L. Glaza, Director                   Thomas L. Glaza,  Individually


                                              /s/  Kris M. Budinger
                                            ------------------------------------
                                            Kris M. Budinger, Individually

FALCON FINANCIAL SERVICES, INC.

  /s/  James F. Glaza                         /s/  James F. Glaza
-------------------------------------       ------------------------------------
James F. Glaza, President                   James F. Glaza, Individually


                                              /s/  Jeannette Glaza
                                            ------------------------------------
                                            Jeannette Glaza, Individually



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                                    EXHIBIT A

                           MEMORANDUM OF ACTION OF THE
                               BOARD OF DIRECTORS
                                       OF
                            ONLINE POWER SUPPLY, INC.

                            EFFECTIVE: JUNE 21, 2002

         Pursuant to authority granted by the Nevada Revised Statutes, the following action is hereby taken in lieu of a meeting by the directors of Online Power Supply, Inc. (the "Corporation"), effective June 21, 2002, and the directors have consented to this action as shown by their signatures below.

WHEREAS, the Corporation has agreed to settle the proxy contest between it and Falcon Financial and James and Jeannette Glaza by executing the agreement attached hereto ("Agreement");

WHEREAS, the Agreement requires the Corporation to nominate Glenn M. Grunewald, Gary Fairhead, Edward Sidor, Kenneth A. Cassady, and Gary A. Young (the "New Company Slate") for election to the board of directors of the Corporation at the 2002, 2003, and 2004 Annual Meetings of Shareholders;

WHEREAS, the present size of the Corporation's board of directors, according to the bylaws of the Corporation, is four;

NOW THEREFORE, be it RESOLVED, that Article III, Section 1 of the Corporation's Bylaws shall hereby be amended by replacing the entire section with the following:

"The number of Directors, which shall constitute the whole Board, shall be five."

BE IT FURTHER RESOLVED, that the Board hereby (1) nominates the New Company Slate for election to the Board at the 2002 Annual Meeting of Shareholders, and that the officers of the Corporation are hereby empowered to take all actions necessary to solicit proxies for their election, and (2) resets the record and meeting dates to June 28, 2002 and July 31, 2002.

BE IT FURTHER RESOLVED, that the Agreement is hereby approved and its terms incorporated herein by this reference.

Dated:  June 21, 2002.
DIRECTORS:

  /s/  Ronald Mathewson                    /s  Glenn M. Grunewald
----------------------------------       ---------------------------------------
Ronald Mathewson, Director               Glenn M. Grunewald, CEO and Director

  /s/  Thomas L. Glaza                     /s/  Gary Fairhead
----------------------------------       ---------------------------------------
Thomas L. Glaza, Director                Gary Fairhead, Director



Settlement Agreement--Page 5 of 5